Fees Summary	Aug. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 16,000,000
Previously Paid Amount	1,408.52
Total Fee Amount	2,449.6
Total Offset Amount	0
Net Fee	$ 1,041.08